UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

Contravir Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55020	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor

Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On December 2, 2014, Contravir Pharmaceuticals, Inc., a Delaware corporation (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Meeting”).

As of October 23, 2014, the record date for the Meeting, there were 23,364,793 shares of our common stock issued and outstanding and entitled to vote at the Meeting (including 1,091,396 shares of common stock issuable upon conversion of the Series A Convertible Preferred Stock after taking into account the beneficial ownership limitation of 4.9% of the number of shares of common stock issued and outstanding on the record date).

At the Meeting, the stockholders voted on the following six proposals and cast their votes as follows:

1. To elect the five (5) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified including Gary S. Jacob, James Sapirstein, John P. Brancacciio, Christopher McGuigan and Timothy Block.

Name	Votes For	Votes Against	Votes Abstained
Gary S. Jacob	13,233,878	0	85,797
James Sapirstein	13,233,584	0	86,091
John P. Brancaccio	13,312,779	0	6,896
Christopher McGuigan	13,233,111	0	86,564
Timothy Block	13,302,762	0	16,913

2. To ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2015.

Votes For	Votes Against	Votes Abstained
15,891,996	16,762	4,257

3. To approve an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 1,500,000 to 6,500,000.

Votes For	Votes Against	Votes Abstained
13,196,111	118,475	5,089

The stockholders also ratified two non-binding proposals to approve the compensation of the Company’s executive officers, as set forth in the Company’s Proxy Statement Summary Compensation Table, and to fix the frequency of a shareholder vote regarding executive compensation at every three (3) years. The final voting results on these matters were as follows:

2

4. Ratification of Executive Compensation.

Votes For	Votes Against	Votes Abstained
13,289,356	26,292	4,027

5.  Frequency of Shareholder Votes on Compensation:

1 Year	2 Year	3 Years	Abstained
4,367,892	32,202	8,911,847	7,734

6. To approve an amendment to the Company’s Certificate of Incorporation to authorize the Board of Directors of the Company to effect a reverse stock split of the Company’s common stock by a ratio of not less than 1-for-2 and not more than 1-for-5, with the Board of the Company having the discretion as to whether or not the reverse split is to be effected at any time prior to the first anniversary date of this meeting of stockholders, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Company’s Board in its discretion.

Votes For	Votes Against	Votes Abstained
14,498,641	1,395,092	19,278

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2014

CONTRAVIR PHARMACEUTICALS, INC.

	By:	/s/ James Sapirstein
James Sapirstein
Chief Executive Officer